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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): June 1, 2004


              IndyMac MBS, INC., (as depositor under the
              Pooling and Servicing Agreement, dated as of June
              1, 2004, providing for the issuance of the IndyMac
              MBS, INC., Indy INDX Mortgage Loan Trust
              2004-AR2, Mortgage Pass-Through Certificates,
              Series 2004-AR2).


                               IndyMac MBS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                  333-102888              95-4791925
--------------------------------    ---------------     ----------------------
  (State of Other Jurisdiction        (Commission          (I.R.S. Employer
         of Incorporation)            File Number)        Identification No.)



                      155 North Lake Avenue
                      Pasadena, California                      91101
                -------------------------------              --------------
                     (Address of Principal                    (Zip Code)
                       Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-AR2 Greenwich Capital Markets, Inc ("GCM"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided GCM with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated June 1, 2004.



















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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 26, 2004, and the prospectus supplement dated May 28, 2004, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-AR2.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1.  Computational Materials filed on Form SE dated June 1, 2004.



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

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                               By: /s/ Victor Woodworth
                                   ---------------------------
                                   Victor Woodworth
                                   Vice President



Dated:   June 1, 2004



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                                 Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

99.1.   Computational Materials filed on Form SE dated March [__], 2003.    6

                                 EXHIBIT 99.1
                                 ------------

         Computational Materials filed on Form SE dated June 1, 2004.



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